Exhibit 10.7

Execution Version

AMENDMENT NO. 4

TO REVOLVING CREDIT AND TERM LOAN AGREEMENT

This AMENDMENT NO. 4 TO REVOLVING CREDIT AND TERM LOAN AGREEMENT, dated as of July 28, 2015 (this “Amendment No. 4”), is by and among GPT PROPERTY TRUST LP, a Delaware limited partnership (the “Borrower”), the Lenders party hereto and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (the “Administrative Agent”).  Reference is made to that certain Revolving Credit and Term Loan Agreement, dated as of June 9, 2014 (as amended, modified, restated and supplemented, the “Credit Agreement”), by and among the Borrower, the Lenders referenced therein and the Administrative Agent. Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement, as amended hereby.

RECITALS

WHEREAS, pursuant to Section 9.02 of the Credit Agreement, the parties hereto wish to amend the Credit Agreement upon the terms and subject to the conditions set forth herein.

WHEREAS, each of the Assignors identified in Schedule 1(A) hereto wish to transfer their respective Assigned Interests (defined in Section 2.1 below) to each of the Assignees identified in Schedule 1(B) hereto.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. AMENDMENT TO CREDIT AGREEMENT

As of the Amendment Effective Date (as defined in Section 6.1 below), the charts on Schedule 2.01 of the Credit Agreement entitled “U.S. Revolving Commitment” and “Multicurrency Revolving Commitment” are hereby deleted in their entirety and the charts on Schedule 2 hereto are substituted in place thereof.

SECTION 2. ASSIGNMENT AND ASSUMPTION

Upon the Amendment Effective Date and for an agreed consideration, each Assignor hereby irrevocably sells and assigns to the respective Assignees, and each Assignee hereby irrevocably purchases and assumes from the respective Assignors, subject to and in accordance with the terms herein:

all of the respective Assignor’s rights and obligations in their respective capacities as Lenders under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified on Schedule 1 hereto of such outstanding rights and obligations of the respective Assignors under the respective facilities identified on Schedule 1 hereto (including without limitation any letters of credit, guarantees, and swingline loans included in such facilities); and

to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the respective Assignors (in their respective capacities as Lenders) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above.

The rights and obligations sold and assigned by any Assignor to any Assignee pursuant to clauses (a) and (b) above being referred to herein collectively as an “Assigned Interest.”

Each such sale and assignment is without recourse to any Assignor and, except as expressly provided in this Amendment No. 4 with respect to representations by the Assignors, without representation or warranty by any Assignor or the Borrower.

It is understood and agreed that the rights and obligations of the Assignors and Assignees under this Section are several and not joint.

The parties hereto agree that Schedule 3 hereto sets forth the outstanding Term Loans of the Lenders on the Amendment Effective Date after giving effect to the sales and assignments contemplated by this Section.

SECTION 3. WAIVER

The parties hereto hereby (a) waive delivery and execution of the Assignment and Assumption Agreement attached as Exhibit A to the Credit Agreement with respect to the sales and assignments contemplated by Section 2 hereof and (b) agree that this Amendment No. 4 is the Assignment and Assumption with respect to the sales and assignments contemplated by Section 2 hereof.

SECTION 4. REPRESENTATIONS AND WARRANTIES

Each Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the relevant Assigned Interest, (ii) such Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment No. 4 and to consummate the transactions contemplated hereby and (iv) it is not a Defaulting Lender; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Company, the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Company, the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

Each Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment No. 4 and to

2

consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement with respect to the relevant Assigned Interest, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the relevant Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the relevant Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements referred to in Section 3.04 thereof or delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment No. 4 and to purchase such Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent, the relevant Assignor or any other Lender, and (v) it has delivered to the Administrative Agent and the Borrower any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by such Assignee, with respect to the relevant Assigned Interest; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, any Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

SECTION 5. ACKNOWLEDGEMENT AND CONSENT OF THE GUARANTORS

Each Guarantor has read this Amendment No. 4 and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment No. 4, the obligations of such Guarantor under the Guaranties and each of the other Loan Documents to which such Guarantor is a party shall not be impaired and each of the Guaranties and the other Loan Documents to which such Guarantor is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

Each of the Guarantors and the Borrower hereby acknowledges and agrees that the Obligations guaranteed under the Guaranties will include all Obligations under, and as defined in, the Credit Agreement as amended by this Amendment No. 4.

Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment No. 4, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment No. 4 and (ii) nothing in the Credit Agreement, this Amendment No. 4 or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

SECTION 6. MISCELLANEOUS

This Amendment No. 4 shall become effective upon the due execution and delivery by the parties hereto of this Amendment No. 4 (the date of effectiveness being referred to as the “Amendment Effective Date”).

3

From and after the Amendment Effective Date, the Administrative Agent shall make all payments in respect of each Assigned Interest (including payments of principal, interest, fees and other amounts) to the relevant Assignor for amounts which have accrued to but excluding the Amendment Effective Date and to the relevant Assignee for amounts which have accrued from and after the Amendment Effective Date.

This Amendment No. 4 shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  Except as expressly set forth in this Amendment No. 4, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect and parties thereto shall be bound by all of such terms and provisions. The amendments provided for herein are limited to the specific sections of the Credit Agreement specified herein and shall not constitute an amendment or waiver of, or an indication of the Administrative Agent’s or Lenders’ willingness to amend or waive, any other provision of the Credit Agreement or the same sections for any date or purpose.

This Amendment No. 4 may be executed by one or more of the parties to this Amendment No. 4 on any number of separate counterparts, which together shall constitute one and the same instrument.

This Amendment No. 4 and the rights and obligations of the parties under this amendment No. 4 shall be governed by, and construed in accordance with, the law of the State of New York.

This Amendment No. 4 is a Loan Document.

[This page been intentionally left blank]

4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:GPT PROPERTY TRUST LP

By:Gramercy Property Trust, Inc., its General Partner

By: /s/ Benjamin P. Harris

Name: Benjamin P. Harris

Title: President

[GPT Property Trust – Signature Page to Amendment No. 4]

ADMINISTRATIVE AGENT:JPMORGAN CHASE BANK, N.A.,

By: /s/ Christian Lunt

Name: Christian Lunt

Title: Vice President

[GPT Property Trust – Signature Page to Amendment No. 4]

LENDERS:JPMORGAN CHASE BANK, N.A.

By: /s/ Christian Lunt

Name: Christian Lunt

Title: Vice President

[GPT Property Trust – Signature Page to Amendment No. 4]

BANK OF AMERICA,  N.A.

By: /s/ Asad Rafiq

Name: Asad Rafiq

Title: Vice President

[GPT Property Trust – Signature Page to Amendment No. 4]

MORGAN STANLEY BANK, N.A.

By: /s/ Michael King

Name: Michael King

Title: Vice President

[GPT Property Trust – Signature Page to Amendment No. 4]

MORGAN STANLEY SENIOR FUNDING, INC.

By: /s/ Michael King

Name: Michael King

Title: Vice President

[GPT Property Trust – Signature Page to Amendment No. 4]

ROYAL BANK OF CANADA

By /s/ Rina Kansagra

Name: Rina Kansagra

Title: Authorized Signatory

[GPT Property Trust – Signature Page to Amendment No. 4]

U.S. BANK NATIONAL ASSOCIATION

By /s/ David W. Heller

Name: David W. Heller

Title: Senior Vice President

[GPT Property Trust – Signature Page to Amendment No. 4]

SUNTRUST BANK

By /s/ Bryan P. McFarland

Name: Bryan P. McFarland

Title: Senior Vice President

[GPT Property Trust – Signature Page to Amendment No. 4]

THE HUNTINGTON NATIONAL BANK

By /s/ Florentina Djulivezan

Name: Florentina Djulivezan

Title: Assistant Vice President

[GPT Property Trust – Signature Page to Amendment No. 4]

THE BANK OF NEW YORK MELLON

By /s/ Carol Murray

Name: Carol Murray

Title: Managing Director

[GPT Property Trust – Signature Page to Amendment No. 4]

citizens bank, national association

By /s/ David R. Jablonowski

Name: David R. Jablonowski

Title: Senior Vice President

[GPT Property Trust – Signature Page to Amendment No. 4]

IN WITNESS WHEREOF, the undersigned Guarantors hereby acknowledge and consent to the foregoing Incremental Amendment.

GUARANTORS:

GRAMERCY PROPERTY TRUST INC.

By:  /s/ Benjamin P. Harris

Name:  Benjamin P. Harris

Title:    President

[GPT Property Trust – Signature Page to Amendment No. 4]

GUARANTORS (CONT’D):

GPT 190TH STREET OWNER LLC

GPT 74TH STREET OWNER LLC

GPT ARLINGTON HEIGHTS OWNER LLC

GPT AUSTIN OWNER LLC

GPT BELLMAWR OWNER LLC

GPT BLOOMINGDALE OWNER LLC

GPT BOA PORTFOLIO MEMBER LLC

GPT BOLINGBROOK OWNER LLC

GPT BUFFALO GROVE OWNER LLC

GPT BURR RIDGE OWNER LLC

GPT CHICAGO DEPOT OWNER LLC

GPT CHICAGO MANNHEIM OWNER LLC

GPT CINNAMINSON OWNER LLC

GPT DEER PARK TERMINAL OWNER LLC

GPT EAST BRUNSWICK TERMINAL OWNER LLC

GPT ELGIN OWNER LLC

GPT ELK GROVE OWNER LLC

GPT ELKRIDGE TERMINAL OWNER LLC

GPT GALESBURG OWNER LLC

GPT GARLAND OWNER LLC

GPT GIG BOA PORTFOLIO HOLDINGS LLC

GPT GIG BOA PORTFOLIO OWNER LLC

GPT GROVEPORT OWNER LLC

GPT HACKS CROSSING OWNER LLC

GPT HAMPTON MAIN OWNER LLC

GPT HIALEAH GARDENS OWNER LLC

GPT HOUSTON TERMINAL OWNER LLC

GPT INDUSTRIAL DRIVE OWNER LLC

GPT KATRINE OWNER LLC

GPT KENDALL POINT OWNER LLC

GPT KENOSHA OWNER LLC

GPT LEVEE OWNER LLC

GPT MANASSAS WAREHOUSE OWNER LLC

GPT MIDWAY OWNER LLC

GPT MILFORD OWNER LLC

GPT MORELAND AVE OWNER LLC

GPT MORRISTOWN OFFICE OWNER LLC

By:  /s/ Benjamin P. Harris

Name:  Benjamin P. Harris

Title:    President for the foregoing limited liability

companies

[GPT Property Trust – Signature Page to Amendment No. 4]

GUARANTORS (CONT’D):

GPT MORROW OWNER LLC

GPT NASHVILLE OWNER LLC

GPT NW 112 STREET OWNER LLC

GPT OAKCREEK OWNER LLC

GPT OBETZ OWNER LLC

GPT ORLANDO TERMINAL OWNER LLC

GPT PAGE INDUSTRIAL OWNER LLC

GPT PARSIPPANY OWNER LLC

GPT PERU OWNER LLC

GPT RIDGEVIEW OWNER LLC

GPT ROLLING MEADOWS OWNER LLC

GPT SELIG DRIVE OWNER LLC

GPT SOUTH RIVER OWNER LLC

GPT SUSSEX OWNER LLC

GPT SWEDESBORO FACILITY OWNER LLC

GPT TAMPA ACLINE OWNER LLC

GPT WORCESTER OWNER LLC

By:  /s/ Benjamin P. Harris

Name:  Benjamin P. Harris

Title:    President for the foregoing limited liability

            companies

GPT CALABASH BRANCH OWNER LP

By: GPT Calabash Branch Owner GP LLC,

      its General Partner

By:  /s/ Benjamin P. Harris

Name:  Benjamin P. Harris

Title:    President

[GPT Property Trust – Signature Page to Amendment No. 4]

GUARANTORS (CONT’D):

GPT CORPORATE CENTER-THOUSAND OAKS OWNER LP

By: GPT Corporate Center-Thousand Oaks Owner GP

      LLC, its General Partner

By:  /s/ Benjamin P. Harris

Name:  Benjamin P. Harris

Title:    President

GPT EMMAUS BRANCH OWNER LP

By: GPT Emmaus  Branch Owner GP LLC,

      its General Partner

By:  /s/ Benjamin P. Harris

Name:  Benjamin P. Harris

Title:    President

GPT GREAT VALLEY OWNER LP

By: GPT Great Valley Owner GP LLC,

      its General Partner

By:  /s/ Benjamin P. Harris

Name:  Benjamin P. Harris

Title:    President

[GPT Property Trust – Signature Page to Amendment No. 4]

GUARANTORS (CONT’D):

GPT HARRISBURG OWNER LP

By: GPT Harrisburg Owner GP LLC,

      its General Partner

By: /s/ Benjamin P. Harris

Name:  Benjamin P. Harris

Title:    President

GPT NORTH HOLLYWOOD OWNER LP

By: GPT North Hollywood Owner GP LLC,

      its General Partner

By: /s/ Benjamin P. Harris

Name:  Benjamin P. Harris

Title:    President

GPT ORCHARD PARKWAY OWNER LP

By: GPT Orchard Parkway Owner GP LLC,

      its General Partner

By: /s/ Benjamin P. Harris

Name:  Benjamin P. Harris

Title:    President

[GPT Property Trust – Signature Page to Amendment No. 4]

GUARANTORS (CONT’D):

GPT SANTA CLARA OWNER LP

By: GPT Santa Clara Owner GP LLC,

      its General Partner

By: /s/ Benjamin P. Harris

Name:  Benjamin P. Harris

Title:    President

GPT VERNON OWNER LP

By: GPT Vernon Owner LLC,

      its General Partner

By: /s/ Benjamin P. Harris

Name:  Benjamin P. Harris

Title:    President

GPT WESTLAKE OWNER LP

By: GPT Westlake Owner GP LLC,

      its General Partner

By: /s/ Benjamin P. Harris

Name:  Benjamin P. Harris

Title:    President

[GPT Property Trust – Signature Page to Amendment No. 4]

GUARANTORS (CONT’D):

GPT B STREET OWNER LLC

GPT BUSINESS CENTER  DRIVE OWNER LLC

GPT CANTON SUBOWNER LLC

GPT E DEBBIE LANE OWNER LLC

GPT LF ML 1 OWNER LLC

GPT LF ML 2 OWNER LLC

GPT ROYAL PINE DRIVE OWNER LLC

GPT TRANSPORT OWNER LLC

GPT TRANSPORT OWNER II LLC

GPT WEST CHARLESTON BLVD OWNER LLC

By: /s/ Benjamin P. Harris

Name:  Benjamin P. Harris

Title:    President for the foregoing limited liability

            companies

GPT ALCOA AVENUE OWNER LP

By: GPT Alcoa Avenue Owner GP LLC,

      its General Partner

By: /s/ Benjamin P. Harris

Name:  Benjamin P. Harris

Title:    President

GPT FULTON DRIVE OWNER LP

By: GPT Fulton Drive Owner GP LLC,

       its General Partner

By: /s/ Benjamin P. Harris

Name:  Benjamin P. Harris

Title:    President

[GPT Property Trust – Signature Page to Amendment No. 4]

GUARANTORS (CONT’D):

GPT SAN BERNARDINO OWNER LP

By: GPT San Bernardino Owner GP LLC.

      its General Partner

By: /s/ Benjamin P. Harris

Name:  Benjamin P. Harris

Title:    President

[GPT Property Trust – Signature Page to Amendment No. 4]

Schedule 1

A. Assignor:	JPMorgan Chase Bank, N.A. Bank of America, N.A. Morgan Stanley Senior Funding, Inc. Royal Bank of Canada
B. Assignee:	Morgan Stanley Bank, N.A. The Bank of New York Mellon U.S. Bank National Association SunTrust Bank The Huntington National Bank
C. Borrower:	GPT Property Trust LP
D. Administrative Agent:	JPMorgan Chase Bank, N.A., as the administrative agent under the Credit Agreement
E. Credit Agreement:

The Revolving Credit and Term Loan Agreement dated as of June 9, 2014 among GPT Property Trust LP, the Lenders from time to time party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders, as the same may be amended, amended and restated, restated, supplemented, modified or otherwise in effect from time to time.

F. Assigned Interest:	See attached chart.

Assigned Interests (Pro Rata)

Assignors	Assignees	Facility Assigned	Aggregate Amount of Commitment / Loans for all Lenders	Amount of Commitment / Loans Assigned	Percentage Assigned of Commitment / Loans
			$	$	%
			$	$	%
			$	$	%
			$	$	%
			$	$	%
			$	$	%
			$	$	%
			$	$	%

Schedule 2

U.S. Revolving Commitments

Lender Name	Commitment Amount
JPMorgan Chase Bank, N .A.	$64,375,000
Bank of America, N.A.	$64,375,000
Morgan Stanley Bank, N.A.	$42,656,250
Morgan Stanley Senior Funding, Inc.	$12,500,000
Citizens Bank, National Association	$39,375,000
Royal Bank of Canada	$55,156,250
The Bank of New York Mellon	$47,343,750
U.S. Bank National Association	$52,343,750
SunTrust Bank	$40,937,500
The Huntington National Bank	$30,937,500
TOTAL:	$450,000,000

Multicurrency Revolving Commitments

Lender Name	Commitment Amount
JPMorgan Chase Bank, N .A.	$6,875,000
Bank of America, N.A.	$6,875,000
Morgan Stanley Bank, N.A.	$6,093,750
Royal Bank of Canada	$6,093,750
Citizens Bank, National Association	$5,625,000
The Bank of New York Mellon	$5,156,250
U.S. Bank National Association	$5,156,250
SunTrust Bank	$4,062,500
The Huntington National Bank	$4,062,500
TOTAL:	$50,000,000

Schedule 3

Outstanding Term Loans

Lender Name	Term Loans
JPMorgan Chase Bank, N .A.	$48,750,000
Bank of America, N.A.	$48,750,000
Morgan Stanley Bank, N.A.	$26,250,000
Morgan Stanley Senior Funding, Inc.	$12,500,000
Royal Bank of Canada	$38,750,000
The Bank of New York Mellon	$37,500,000
U.S. Bank National Association	$42,500,000
SunTrust Bank	$30,000,000
The Huntington National Bank	$15,000,000
TOTAL:	$300,000,000